SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2004


                              PROGINET CORPORATION
                         ------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      000-30151                 11-3264929
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


        200 GARDEN CITY PLAZA, GARDEN CITY, NEW YORK                      11530
        --------------------------------------------                      -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 535-3600

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      Exhibits
                 99.1 Press Release dated June 1, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 1, 2004, Proginet Corporation issued a press release announcing its financial results for the quarter ended April 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.














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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROGINET CORPORATION
                                       (Registrant)

  Date:   JUNE 1, 2004                 By:  /s/  Kevin M. Kelly
                                       Name:   Kevin M. Kelly
                                       Title:  President/Chief Executive Officer






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                                  EXHIBIT INDEX


  EXHIBIT NO.              DESCRIPTION
  -----------              -----------

      99.1 Press Release dated June 1, 2004 regarding financial information for Proginet Corporation for the quarter ended April 30, 2004.